UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 25, 2010

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 25, 2010, Magnum Hunter Resources Corporation, a Delaware corporation (the “ Company ”), entered into an at the market sales agreement (the “ Sales Agreement ”) with McNicoll, Lewis & Vlack LLC, (“ MLV ”) (the “ Sales Agent ”) pursuant to which the Company intends to sell up to 125,000 shares of the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “ Preferred Stock ”), from time to time.  Such Preferred Stock will be offered and sold pursuant to a prospectus supplement filed with the Securities and Exchange Commission in connection with the Company’s shelf registration statement on Form S-3 (File No. 333-161937), which became effective on October 15, 2009.  The Preferred Stock trades on the NYSE Amex under the symbol “MHR.PR.C”

Pursuant to the Sales Agreement, the sales, if any, of Preferred Stock made under the Sales Agreement will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE Amex, or sales made through a market maker other than on an exchange.  MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and the Company.

The Sales Agreement provides for compensation to MLV of an amount ranging from 2% to 6% of the gross proceeds from the sale of Preferred Stock under the Sales Agreement, depending upon certain conditions, as detailed through various side letter agreements mutually agreed upon by the parties from time to time .   The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Company's net proceeds for the sale of the shares. The Company has also agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Magnum Hunter Resources Corporation (the “Company”) is filing this Current Report on Form 8-K to provide the legal opinions of Paul Johnston, Esquire and Fulbright & Jaworski L.L.P., relating to the Company’s prospectus supplement dated June 25, 2010 regarding the “at the market offering” of up to 125,000 shares of the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share, filed with the Securities and Exchange Commission on June 25, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
1.1 5.1 8.1 23.1 23.2 99.1
At the Market Sales Agreement Dated June 25, 2010
Opinion of Paul Johnston, Esquire
Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
Consent of Paul Johnston, Esquire (Included in Exhibit 5.1)
Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)
Prospectus Supplement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: June 25, 2010	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description
1.1 5.1 8.1 23.1 23.2 99.1
At the Market Sales Agreement Dated June 25, 2010
Opinion of Paul Johnston, Esquire
Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
Consent of Paul Johnston, Esquire (Included in Exhibit 5.1)
Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)
Prospectus Supplement